Exhibit 24

                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeryl Hilleman and Tamara Tompkins, each with power to act without the other, his or her true and lawful attorney-in-fact to:

          (1)      execute for and on behalf of the undersigned, in the
                   undersigned's capacity as a representative of Amyris, Inc.
                   (the "Company"), any and all Forms 3, 4 and 5 reports
                   required to be filed by the undersigned in accordance with
                   Section 16(a) of the Securities Act of 1934 and the rules and regulations thereunder with respect to transactions in
                   Company securities;

          (2)      do and perform any and all acts for and on behalf of the
                   undersigned which may be necessary or desirable to complete and execute any such Forms 3, 4 and 5 and timely file such forms with the United States Securities and Exchange
                   Commission and any stock exchange or similar authority; and

          (3)      take any other action which, in the opinion of such
                   attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned in connection
                   with the foregoing powers.

          The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Act of 1934.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 with respect to the undersigned's holdings of and transactions in Company securities, unless earlier revoked by the undersigned in a signed writing delivered to any of the foregoing attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 05 day of July, 2010.

                                     By: /s/ Patrick Pichette
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                                           (signature)

                                     Name: Patrick Pichette
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                                           (print name)